Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

BATON ROUGE, Louisiana (November 6, 2024) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2024.
Three-Month Periods Ended September 30, 2024 and 2023

•Net service revenue increased $31.5 million to $587.7 million compared to $556.2 million in 2023.
•Net income attributable to Amedisys, Inc. of $16.9 million, which is inclusive of merger-related expenses totaling $16.7 million ($16.7 million, net of tax) compared to net income attributable to Amedisys, Inc. of $26.0 million, which is inclusive of merger-related expenses totaling $5.0 million ($4.7 million, net of tax) in 2023.
•Net income attributable to Amedisys, Inc. per diluted share of $0.51 compared to $0.79 in 2023.

Adjusted Quarterly Results*

•Adjusted EBITDA of $58.1 million compared to $57.9 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $33.2 million compared to $32.2 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.00 compared to $0.98 in 2023.

Nine-Month Periods Ended September 30, 2024 and 2023

•Net service revenue increased $84.7 million to $1,750.3 million compared to $1,665.6 million in 2023.
•Net income attributable to Amedisys, Inc. of $63.6 million, which is inclusive of merger-related expenses totaling $49.2 million ($48.0 million, net of tax) compared to net loss attributable to Amedisys, Inc. of $29.1 million, which is inclusive of merger-related expenses totaling $131.2 million ($130.9 million, net of tax) in 2023.
•Net income attributable to Amedisys, Inc. per diluted share of $1.93 compared to net loss attributable to Amedisys, Inc. per diluted share of $0.89 in 2023.

Adjusted Year to Date Results*

•Adjusted EBITDA of $191.1 million compared to $190.4 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $110.7 million compared to $109.8 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $3.35 compared to $3.36 in 2023.

* See pages 2 and 13 - 14 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the third quarter 2024 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the third quarter results.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to, the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes, home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease or hospice care at the end of life. More than 3,000 hospitals and 110,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 19,000 employees in 519 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 469,000 patients every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms and timetable; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed merger; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Net service revenue	$587,671	$556,237	$1,750,272	$1,665,594
Operating expenses:
Cost of service, inclusive of depreciation	337,563	311,628	986,033	924,093
General and administrative expenses:
Salaries and benefits	134,833	129,083	392,102	380,926
Non-cash compensation	6,726	6,612	21,987	18,968
Merger-related expenses	16,669	4,980	49,237	25,151
Depreciation and amortization	4,774	4,436	13,431	13,604
Other	56,777	57,287	173,320	180,467
Total operating expenses	557,342	514,026	1,636,110	1,543,209
Operating income	30,329	42,211	114,162	122,385
Other income (expense):
Interest income	2,017	1,304	5,361	2,452
Interest expense	(7,772)	(8,021)	(23,786)	(23,040)
Equity in earnings from equity method investments	1,891	1,252	4,316	9,366
Merger termination fee	—	—	—	(106,000)
Miscellaneous, net	2,522	1,201	5,391	5,262
Total other expense, net	(1,342)	(4,264)	(8,718)	(111,960)
Income before income taxes	28,987	37,947	105,444	10,425
Income tax expense	(12,473)	(12,331)	(41,763)	(40,381)
Net income (loss)	16,514	25,616	63,681	(29,956)
Net (income) loss attributable to noncontrolling interests	397	344	(69)	887
Net income (loss) attributable to Amedisys, Inc.	$16,911	$25,960	$63,612	$(29,069)
Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.52	$0.80	$1.94	$(0.89)
Weighted average shares outstanding	32,745	32,624	32,707	32,587
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.51	$0.79	$1.93	$(0.89)
Weighted average shares outstanding	33,135	32,831	33,020	32,587

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	September 30, 2024 (unaudited)	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$245,450	$126,450
Restricted cash	—	12,413
Patient accounts receivable	301,050	313,373
Prepaid expenses	20,485	14,639
Other current assets	12,962	30,060
Total current assets	579,947	496,935
Property and equipment, net of accumulated depreciation of $101,003 and $92,422	42,000	41,845
Operating lease right of use assets	85,110	88,939
Goodwill	1,244,679	1,244,679
Intangible assets, net of accumulated amortization of $17,603 and $14,008	99,698	102,675
Other assets	87,680	85,097
Total assets	$2,139,114	$2,060,170
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$32,117	$28,237
Payroll and employee benefits	138,374	136,835
Accrued expenses	145,611	140,049
Termination fee paid by UnitedHealth Group	106,000	106,000
Current portion of long-term obligations	37,478	36,314
Current portion of operating lease liabilities	26,441	26,286
Total current liabilities	486,021	473,721
Long-term obligations, less current portion	344,428	361,862
Operating lease liabilities, less current portion	59,323	62,751
Deferred income tax liabilities	48,017	40,635
Other long-term obligations	886	1,418
Total liabilities	938,675	940,387
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,267,133 and 38,131,478 shares issued; 32,751,131 and 32,667,631 shares outstanding	38	38
Additional paid-in capital	809,655	787,177
Treasury stock, at cost, 5,516,002 and 5,463,847 shares of common stock	(473,466)	(468,626)
Retained earnings	811,537	747,925
Total Amedisys, Inc. stockholders’ equity	1,147,764	1,066,514
Noncontrolling interests	52,675	53,269
Total equity	1,200,439	1,119,783
Total liabilities and equity	$2,139,114	$2,060,170

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Cash Flows from Operating Activities:
Net income (loss)	$16,514	$25,616	$63,681	$(29,956)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,835	6,063	19,331	17,956
Non-cash compensation	6,206	7,243	22,390	19,624
Amortization and impairment of operating lease right of use assets	8,620	8,456	25,720	25,427
(Gain) loss on disposal of property and equipment	(3)	(10)	(22)	346
Loss on personal care divestiture	—	—	—	2,186
Merger termination fee	—	—	—	106,000
Deferred income taxes	805	7,313	7,382	15,417
Equity in earnings from equity method investments	(1,891)	(1,252)	(4,316)	(9,366)
Amortization of deferred debt issuance costs	248	248	743	743
Return on equity method investments	1,442	1,556	2,160	4,309
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	55,860	(40,796)	11,503	(32,934)
Other current assets	8,115	(17,123)	11,242	(15,434)
Operating lease right of use assets	(1,066)	(866)	(3,135)	(2,803)
Other assets	228	29	598	273
Accounts payable	5,860	(4,108)	4,167	(8,839)
Accrued expenses	5,400	5,565	12,495	10,340
Other long-term obligations	41	23	(532)	(3,156)
Operating lease liabilities	(7,590)	(7,800)	(22,019)	(23,256)
Net cash provided by (used in) operating activities	105,624	(9,843)	151,388	76,877
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	—	—	21	25
Proceeds from the sale of property and equipment	—	—	—	100
Purchases of property and equipment	(1,385)	(984)	(5,440)	(3,728)
Investments in technology assets	(210)	(214)	(619)	(6,881)
Investments in equity method investees	(850)	—	(1,046)	—
Return of investment	—	150	—	150
Proceeds from personal care divestiture	—	—	—	47,787
Acquisitions of businesses, net of cash acquired	—	—	—	(350)
Net cash (used in) provided by investing activities	(2,445)	(1,048)	(7,084)	37,103
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	88	25	88	100
Proceeds from issuance of stock under employee stock purchase plan	—	848	—	2,602
Shares withheld to pay taxes on non-cash compensation	(645)	(925)	(4,840)	(4,413)
Noncontrolling interest contributions	—	856	1,911	1,232
Noncontrolling interest distributions	(610)	(902)	(2,574)	(1,614)
Purchase of noncontrolling interest	—	—	—	(800)
Proceeds from borrowings under revolving line of credit	—	—	—	23,000
Repayments of borrowings under revolving line of credit	—	—	—	(23,000)
Principal payments of long-term obligations	(9,348)	(6,120)	(27,730)	(67,113)
Payment of accrued contingent consideration	(4,572)	(36)	(4,572)	(4,091)
Net cash used in financing activities	(15,087)	(6,254)	(37,717)	(74,097)
Net increase (decrease) in cash, cash equivalents and restricted cash	88,092	(17,145)	106,587	39,883
Cash, cash equivalents and restricted cash at beginning of period	157,358	111,161	138,863	54,133
Cash, cash equivalents and restricted cash at end of period	$245,450	$94,016	$245,450	$94,016

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$7,313	$6,756	$23,220	$19,787
Cash paid for income taxes, net of refunds received	$9,600	$8,498	$27,993	$24,318
Cash paid for operating lease liabilities	$8,656	$8,665	$25,154	$26,059
Cash paid for finance lease liabilities	$3,723	$3,141	$10,834	$8,462
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$8,003	$10,459	$18,950	$25,261
Right of use assets obtained in exchange for finance lease liabilities	$2,211	$7,020	$12,228	$34,964
Reductions to right of use assets resulting from reductions to operating lease liabilities	$32	$—	$200	$15,135
Reductions to right of use assets resulting from reductions to finance lease liabilities	$393	$315	$1,512	$1,209
Days revenue outstanding (1)	44.4	49.8	44.4	49.8

(1) Our calculation of days revenue outstanding at September 30, 2024 and 2023 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended September 30, 2024 and 2023, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$212.1	$217.9
Non-Medicare	160.0	133.7
Net service revenue	372.1	351.6
Cost of service, inclusive of depreciation	222.2	201.6
Gross margin	149.9	150.0
General and administrative expenses	93.3	91.4
Depreciation and amortization	2.1	1.8
Operating income	$54.5	$56.8
Same Store Growth(1):
Medicare revenue	(3%)	(2%)
Non-Medicare revenue	20%	17%
Total admissions	12%	4%
Total volume(2)	9%	3%
Key Statistical Data - Total(3):
Admissions	109,856	98,527
Recertifications	47,431	45,693
Total volume	157,287	144,220

Medicare completed episodes	71,118	72,714
Average Medicare revenue per completed episode(4)	$3,021	$3,015
Medicare visits per completed episode(5)	12.0	12.4

Visiting clinician cost per visit	$108.87	$105.06
Clinical manager cost per visit	12.65	11.98
Total cost per visit	$121.52	$117.04
Visits	1,829,075	1,723,289

	For the Nine-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$644.0	$653.1
Non-Medicare	469.5	391.6
Net service revenue	1,113.5	1,044.7
Cost of service, inclusive of depreciation	648.6	593.1
Gross margin	464.9	451.6
General and administrative expenses	276.8	270.5
Depreciation and amortization	5.7	4.3
Operating income	$182.4	$176.8
Same Store Growth(1):
Medicare revenue	(1%)	(3%)
Non-Medicare revenue	20%	13%
Total admissions	12%	5%
Total volume(2)	9%	3%
Key Statistical Data - Total(3):
Admissions	332,259	297,943
Recertifications	137,562	134,826
Total volume	469,821	432,769

Medicare completed episodes	217,116	221,125
Average Medicare revenue per completed episode(4)	$3,018	$2,998
Medicare visits per completed episode(5)	12.0	12.4

Visiting clinician cost per visit	$106.76	$101.55
Clinical manager cost per visit	12.18	11.41
Total cost per visit	$118.94	$112.96
Visits	5,453,694	5,250,944
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and de novos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$197.8	$188.9
Non-Medicare	10.1	11.3
Net service revenue	207.9	200.2
Cost of service, inclusive of depreciation	107.7	104.2
Gross margin	100.2	96.0
General and administrative expenses	49.7	48.4
Depreciation and amortization	0.8	0.8
Operating income	$49.7	$46.8
Same Store Growth(1):
Medicare revenue	5%	1%
Hospice admissions	(4%)	(6%)
Average daily census	1%	(2%)
Key Statistical Data - Total(2):
Hospice admissions	11,488	11,968
Average daily census	13,004	12,943
Revenue per day, net	$173.74	$168.11
Cost of service per day	$89.92	$87.48
Average discharge length of stay	98	94

	For the None-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$581.5	$559.8
Non-Medicare	31.4	33.0
Net service revenue	612.9	592.8
Cost of service, inclusive of depreciation	317.6	304.4
Gross margin	295.3	288.4
General and administrative expenses	146.5	144.1
Depreciation and amortization	2.3	2.2
Operating income	$146.5	$142.1
Same Store Growth(1):
Medicare revenue	4%	—%
Hospice admissions	(3%)	(6%)
Average daily census	—%	(2%)
Key Statistical Data - Total(2):
Hospice admissions	36,269	37,361
Average daily census	12,913	12,864
Revenue per day, net	$173.22	$168.80
Cost of service per day	$89.73	$86.66
Average discharge length of stay	93	91
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and de novos.

Segment Information - Personal Care (1)

	For the Nine-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	15.0
Net service revenue	—	15.0
Cost of service, inclusive of depreciation	—	11.1
Gross margin	—	3.9
General and administrative expenses	—	2.3
Depreciation and amortization	—	—
Operating income	$—	$1.6
Key Statistical Data - Total:
Billable hours	—	440,464
Clients served	—	7,892
Shifts	—	191,379
Revenue per hour	$—	$33.97
Revenue per shift	$—	$78.19
Hours per shift	—	2.3
(1) We completed the sale of our personal care business on March 31, 2023.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	7.7	4.4
Net service revenue	7.7	4.4
Cost of service, inclusive of depreciation	7.7	5.8
Gross margin	—	(1.4)
General and administrative expenses	5.7	5.3
Depreciation and amortization	0.8	0.7
Operating loss	$(6.5)	$(7.4)
Key Statistical Data - Total:
Full risk admissions	217	150
Limited risk admissions	656	430
Total admissions	873	580
Total admissions growth	51%	35%

Full risk revenue per episode	$9,997	$10,168
Limited risk revenue per episode	$6,623	$6,242
Number of admitting joint ventures	9	10

	For the Nine-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	23.9	13.1
Net service revenue	23.9	13.1
Cost of service, inclusive of depreciation	19.9	15.5
Gross margin	4.0	(2.4)
General and administrative expenses	17.0	15.0
Depreciation and amortization	2.5	2.3
Operating loss	$(15.5)	$(19.7)
Key Statistical Data - Total:
Full risk admissions	513	468
Limited risk admissions	1,953	1,263
Total admissions	2,466	1,731
Total admissions growth	42%	56%

Full risk revenue per episode	$10,056	$10,783
Limited risk revenue per episode	$6,740	$5,881
Number of admitting joint ventures	9	10

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$66.3	$52.9
Depreciation and amortization	1.1	1.1
Total operating expenses	$67.4	$54.0

	For the Nine-Month Periods Ended September 30,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$196.3	$173.6
Depreciation and amortization	2.9	4.8
Total operating expenses	$199.2	$178.4

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc.	$16,911	$25,960	$63,612	$(29,069)
Add:
Income tax expense	12,473	12,331	41,763	40,381
Interest expense, net	5,755	6,717	18,425	20,588
Depreciation and amortization	6,835	6,063	19,331	17,956
Certain items(1)	16,131	6,807	47,993	140,498
Adjusted EBITDA(2)(5)	$58,105	$57,878	$191,124	$190,354

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc.	$16,911	$25,960	$63,612	$(29,069)
Add:
Certain items(1)	16,333	6,242	47,122	138,884
Adjusted net income attributable to Amedisys, Inc.(3)(5)	$33,244	$32,202	$110,734	$109,815

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.51	$0.79	$1.93	$(0.89)
Add:
Certain items(1)	0.49	0.19	1.43	4.25
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(4)(5)	$1.00	$0.98	$3.35	$3.36

(1)    The following details the certain items for the three and nine-month periods ended September 30, 2024 and 2023:

Certain Items (in thousands):

	For the Three-Month Periods Ended September 30, 2024	For the Nine-Month Periods Ended September 30, 2024
	(Income) Expense	(Income) Expense
Certain Items Impacting General and Administrative Expenses:
Merger-related expenses	$16,669	$49,237
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net	(538)	(1,244)
Total	$16,131	$47,993
Net of tax	$16,333	$47,122
Diluted EPS	$0.49	$1.43

	For the Three-Month Periods Ended September 30, 2023	For the Nine-Month Periods Ended September 30, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	$282	396
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	338	3,106
CEO transition	1,094	5,279
Merger-related expenses	4,980	25,151
Clinical optimization and reorganization costs	466	4,203
Personal care divestiture	—	525
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net (includes $106,000 merger termination fee)	(353)	101,838
Total	$6,807	$140,498
Net of tax	$6,242	$138,884
Diluted EPS	$0.19	$4.25

(2) Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3)    Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)    Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.